Fees Summary	Feb. 04, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 201,249,972.00
Previously Paid Amount	0.00
Total Fee Amount	27,792.62
Total Offset Amount	0.00
Net Fee	$ 27,792.62
Final Prospectus	false